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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549




                                    FORM 8-K




                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                     THE SECURITIES AND EXCHANGE ACT OF 1934



       Date of Report (Date of earliest event reported): February 26, 2001
                                                         -----------------



                          BALDWIN PIANO & ORGAN COMPANY
                          -----------------------------
             (Exact name of registrant as specified in its charter)



Delaware                              0-14903                31-1091812
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(State or other jurisdiction          (Commission            (IRS Employer
of incorporation)                     File Number)           Identification
                                                             Number)


4680 Parkway Drive, Mason, Ohio                         45040-5301
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(Address of principal executive offices)                (Zip Code)


Registrant's telephone number, including area code:   (513) 754-4500
                                                      --------------

                                 Not Applicable
                   -----------------------------------------
          (Former name or former address, if changed since last report)


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ITEM 5.           OTHER EVENTS AND REGULATION FD DISCLOSURE.

                  On February 28, 2001, Baldwin Piano & Organ Company (the "Company") issued a Press Release announcing that Karen L. Hendricks, the Company's Chief Executive Officer, President and Chairman of the Board, had given notice of her termination of her employment with the Company effective as of November 27, 2001, and that Duane D. Kimble, the Company's Chief Financial Officer, had been named as President of the Company. A copy of this Press Release is attached hereto as Exhibit 99.1 and is hereby incorporated herein by reference in its entirety. In her notice, Ms. Hendricks also exercised her rights under her change in control agreement with the Company as described below.

                  Upon termination of her employment with the Company, Ms. Hendricks will receive benefits pursuant to the Agreement of Employment between the Company and Ms. Hendricks dated as of June 19, 1997 (the "Agreement of Employment"), as amended by the Amendment to Agreement of Employment dated September 1, 1999 (the "Employment Amendment", and, together with the Agreement of Employment, the "Employment Agreement"), and pursuant to the Change in Control Agreement dated June 26, 1996 between the Company and Ms. Hendricks (the "Change in Control Agreement"), as amended by the Amendment to Change in Control Agreement dated September 17, 1999 (the "COC Amendment", and, together with the Change in Control Agreement, the "COC Agreement"). The Agreement of Employment, Employment Amendment, Change in Control Agreement and COC Amendment are exhibits hereto and are hereby incorporated herein by reference in their entirety.

                  Under her Employment Agreement, Ms. Hendricks is entitled to receive her salary through the effective date of termination and all incentive payments earned but not yet paid to her prior to such date. Under her COC Agreement, Ms. Hendricks is further entitled to receive the payments and other benefits provided for in the COC Agreement upon a termination by Ms. Hendricks after a "Change in Control Related to the Sale of Two Divisions." As reported in the Company's Current Reports on Form 8-K filed with the SEC on December 10, 1999, March 27, 2000 and February 12, 2001, the Company has sold its finance and contract electronics businesses. These events constituted a "Change in Control Related to the Sale of Two Divisions" under the COC Agreement.

         The terms of the Employment Agreement and the COC Agreement and the benefits payable thereunder are further described on pages 12 through 15 of the Company's Proxy Statement for its 2000 Annual Meeting of Shareholders dated May 17, 2000 under the caption "Executive Compensation- Employment Contracts and Change in Control Agreements." The discussion contained therein is hereby incorporated by reference into this Current Report on Form 8-K.

         In connection with the Board's elevation of Mr. Kimble to President of the Company, the Board authorized a special grant to Mr. Kimble of stock options to purchase 50,000 shares of the Company's common stock under the Company's 1994 Incentive Stock Option Plan and 7,716 shares of restricted stock under the Company's 1998 Omnibus Stock Plan. These grants are intended to further align Mr. Kimble's economic interests with the interests of the Company's shareholders.

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         "Safe Harbor" statement under the Private Securities Litigation Reform
Act of 1995: This report contains forward-looking statements that are subject to risks and uncertainties, including, but not limited to, the impact of competitive products and pricing, product demand and market acceptance, reliance on key strategic alliances, fluctuations in operating results and other risks detailed from time to time in the Company's filings with the Securities and Exchange Commission.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (a)      Financial statements of businesses acquired.

                  Not Applicable.

         (b)      Pro forma financial information.

                  Not Applicable.

         (c)      Exhibits.

                  10.1     Agreement of Employment between the Company and Karen
                           L. Hendricks dated as of June 19, 1997. (1)

                  10.2 Amendment to Agreement of Employment between the Company and Karen L. Hendricks dated September 1, 1999. (2)

                  10.3 Change in Control Agreement between the Company and Karen L. Hendricks dated June 26, 1996. (3)

                  10.4 Amendment to Change in Control Agreement between the Company and Karen L. Hendricks dated September 17, 1999. (2)

                  10.5 Pages 12 through 15 of the Company's Proxy Statement dated May 17, 2000 (4)

                  99.1     Press Release dated February 28, 2001
                  -----------------------

                  (1) Incorporated by reference from the Company's Form 10-Q for the period ended June 30, 1997.

                  (2) Incorporated by reference from the Company's Form 10-Q for the period ended September 30, 1999.

                  (3) Incorporated by reference from the Company's Form 10-Q for the period ended June 30, 1996.

                  (4) Incorporated by reference from the Company's Proxy Statement dated May 17, 2000.


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SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      BALDWIN PIANO & ORGAN COMPANY
                                                (Registrant)


Date: March 2, 2001                   By:  /s/  DUANE D. KIMBLE
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                                           Duane D. Kimble
                                           Chief Financial Officer